UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 27, 2019
Kirkland's, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	000-49885	62-1287151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5310 Maryland Way, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	615-872-4800

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	KIRK	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 27, 2019, the Board of Directors (the “Board”) of Kirkland’s, Inc. (the “Company”) promoted Nicole Strain to Executive Vice President and Chief Financial Officer of the Company.
Ms. Strain, age 45, previously served as the Interim Chief Financial Officer of the Company since May 2017. Prior to her appointment as Interim Chief Financial Officer, Ms. Strain served as the Company’s Controller from November 2016 to April 2017. Prior to joining the Company, Ms. Strain served as the Vice President of Finance and Principal Accounting Officer for Logan’s Roadhouse, Inc., a Nashville-based restaurant company, from 2005 through July of 2015. While at Logan’s, Ms. Strain also served as the Interim Chief Financial Officer and Principal Financial Officer.
In connection with her promotion to Chief Financial Officer, the Board of Directors approved an increase in Ms. Strain’s annual base salary to $360,000 and an increase in her target annual performance bonus to 60% of her base salary. Ms. Strain is also entitled to participate in the Company’s long term incentive compensation program at a level of 75% of her base salary.
Ms. Strain has no family relationship with any of the executive officers or directors of the Company. There are no arrangements or understandings between Ms. Strain and any other person pursuant to which she was appointed as an officer of the Company.

A copy of the Press Release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished as part of this Report:

Exhibit No.	Description
99.1	Press Release dated July 1, 2019 announcing the appointment of Nicole A. Strain as Chief Financial Officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kirkland's, Inc.

July 1, 2019	By:	/s/ Carter R. Todd
Name: Carter R. Todd
Title: Vice President and General Counsel